          Exhibit 99.1: Selected Segment Information.    We  are  providing  the  following  unaudited management  discussion  of  past  organic  revenue  performance “as  if” our new segments had existed  in their current configuration  in the years  2019, 2020, and 2021.         2021 Segment Net Revenue Organic Change  Our  consolidated  growth  of  organic  revenue was  11.9%  in  2021.  The  organic  growth  of our  Media, Data & Engagement Solutions segment was 13.7%, which was led by notably strong growth  in our Media, Data and Technology offerings. Growth was broadly shared across client sectors, led  by our Retail, Health Care,  Financial Services, and Technology & Telecom sectors. The organic  growth of our  Integrated Advertising & Creativity Led Solutions segment was 10.7%, which was  broad‐based across our global and domestic agency networks. Among client sectors, growth was  led by Health Care, followed by our Technology & Telecom, Retail and Other (mainly industrial  and  public)  sectors.  The  organic  growth  of  our  Specialized  Communications &  Experiential  Solutions  segment  was  10.3%,  which  was  led  by  the  recovery  of  our  Events  and  Sports  &  Entertainment disciplines from the prior‐year impact of the pandemic, as well as strong growth  in Public Relations. By client sector, the strongest growth was in our Other, Food & Beverage,  Auto & Transportation, and Health Care sectors.    2020 Segment Net Revenue Organic Change  Our  consolidated  change of organic  revenue was negative 4.8%  in 2020, due  to  the adverse  impact of the COVID‐19 global pandemic on the economy and our business. The organic decrease  of  our  Media,  Data  &  Engagement  Solutions  segment  was  5.4%;  that  decrease  was  predominantly driven by our project‐based digital specialist agencies. Our top performing client  sectors, which increased for the year, were Retail, Health Care and Financial Services. The organic  decrease of our  Integrated Advertising & Creativity  Led Solutions  segment was 0.9%, due  to  decreases  in our global and domestic advertising networks. Our  top performing sectors were  Health Care and Retail, both of which grew  in 2020. The organic decrease at our Specialized  Communications & Experiential Solutions segment was 13.0%, reflecting the significant impact of  the  pandemic  on  our  Events  and  Sports  &  Entertainment  businesses  during  the  year.  Decreases were most significant in the Auto, Financial Services and Other sectors.    2019 Segment Net Revenue Organic Change  Our consolidated organic growth of net revenue was 3.3%  in 2019. The organic growth of our  Media, Data & Engagement Solutions segment was 5.9%, driven by notably strong performance  of our Media, Data &  Technology  services.  Segment  growth was  led by our Retail,  Financial  Services, Other, and Consumer Goods sectors; the Automotive sector was significantly impacted  in the year by a client loss.   The organic growth of our Integrated Advertising & Creativity Led  Solutions segment was 2.7%. Among our client sectors, growth was led by the Health Care sector,  followed  by  Financial  Services,  Technology  &  Telecom  and  Consumer  Goods.  The  organic  decrease at our Specialized Communications & Experiential Solutions segment was 0.5%, where  growth  in  Public  Relations  was  offset  by  decreased  revenue  in  our  Events  and  Sports  &  Entertainment businesses. Strong growth in our Health Care and Food & Beverage sectors was  offset by decreases in the Auto, Other and Consumer Goods sectors.

The Interpublic Group of Companies, Inc.
Segment Realignment - Total Revenue (Unaudited)
(Dollars in Millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Total Revenue - As previously reported						
IAN	$ 1,851.4	$ 2,077.8	$ 2,085.7	$ 2,404.5	$ 8,419.4	$ 7,410.1
DXTRA	405.6	431.8	456.3	527.6	1,821.3	1,650.9
Total IPG Revenue	**$ 2,257.0**	**$ 2,509.6**	**$ 2,542.0**	**$ 2,932.1**	**$ 10,240.7**	**$ 9,061.0**
Total Revenue - As recast						
Media, Data & Engagement Solutions	$ 871.5	$ 1,003.0	$ 1,001.5	$ 1,185.7	$ 4,061.7	$ 3,520.4
Integrated Advertisting & Creativity Led Solutions	953.9	1,049.5	1,034.0	1,142.9	4,180.3	3,727.8
Specialized Communications & Experiential Solutions	431.6	457.1	506.5	603.5	1,998.7	1,812.8
Total IPG Revenue [(1)]	**$ 2,257.0**	**$ 2,509.6**	**$ 2,542.0**	**$ 2,932.1**	**$ 10,240.7**	**$ 9,061.0**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue (Unaudited)
(Dollars in Millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Net Revenue - As previously reported						
IAN	$ 1,734.1	$ 1,954.5	$ 1,942.7	$ 2,208.5	$ 7,839.8	$ 6,921.4
DXTRA	293.6	315.1	319.0	340.4	1,268.1	1,143.1
Total IPG Net Revenue	**$ 2,027.7**	**$ 2,269.6**	**$ 2,261.7**	**$ 2,548.9**	**$ 9,107.9**	**$ 8,064.5**
Net Revenue - As recast						
Media, Data & Engagement Solutions	$ 849.8	$ 985.3	$ 980.0	$ 1,158.5	$ 3,973.6	$ 3,451.2
Integrated Advertisting & Creativity Led Solutions	875.7	963.7	951.5	1,035.2	3,826.1	3,429.5
Specialized Communications & Experiential Solutions	302.2	320.6	330.2	355.2	1,308.2	1,183.8
Total IPG Net Revenue [(1)]	**$ 2,027.7**	**$ 2,269.6**	**$ 2,261.7**	**$ 2,548.9**	**$ 9,107.9**	**$ 8,064.5**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Quarter Ended 3/31/2020	Components of Change			Quarter Ended 3/31/2021	Change	
Net Revenue Change - As previously reported	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
IAN	$ 1,664.5	$ 22.8	$ (6.0)	$ 52.8	$ 1,734.1	3.2%	4.2%
DXTRA	307.6	6.5	$ (5.7)	(14.8)	293.6	(4.8%)	(4.6%)
IPG Total	**$ 1,972.1**	**$ 29.3**	**$ (11.7)**	**$ 38.0**	**$ 2,027.7**	**1.9%**	**2.8%**

	Quarter Ended 3/31/2020	Components of Change			Quarter Ended 3/31/2021	Change	
Net Revenue Change - As recast	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Media, Data & Engagement Solutions	$ 811.7	$ 14.1	$ -	$ 24.0	$ 849.8	3.0%	4.7%
Integrated Advertisting & Creativity Led Solutions	838.8	9.3	(5.8)	33.4	875.7	4.0%	4.4%
Specialized Communications & Experiential Solutions	321.6	5.9	(5.9)	(19.4)	302.2	(6.0%)	(6.0%)
IPG Total [1]	**$ 1,972.1**	**$ 29.3**	**$ (11.7)**	**$ 38.0**	**$ 2,027.7**	**1.9%**	**2.8%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Quarter Ended 6/30/2020	Components of Change			Quarter Ended 6/30/2021	Change	
	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Net Revenue Change - As previously reported							
IAN	$ 1,585.7	$ 48.6	$ (5.4)	$ 325.6	$ 1,954.5	20.5%	23.3%
DXTRA	267.7	9.5	(2.6)	40.5	315.1	15.1%	17.7%
IPG Total	**$ 1,853.4**	**$ 58.1**	**$ (8.0)**	**$ 366.1**	**$ 2,269.6**	**19.8%**	**22.5%**

	Quarter Ended 6/30/2020	Components of Change			Quarter Ended 6/30/2021	Change	
	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Net Revenue Change - As recast							
Media, Data & Engagement Solutions	$ 766.9	$ 25.6	$ -	$ 192.8	$ 985.3	25.1%	28.5%
Integrated Advertisting & Creativity Led Solutions	814.4	23.6	(5.3)	131.0	963.7	16.1%	18.3%
Specialized Communications & Experiential Solutions	272.1	8.9	(2.7)	42.3	320.6	15.5%	17.8%
IPG Total (1)	**$ 1,853.4**	**$ 58.1**	**$ (8.0)**	**$ 366.1**	**$ 2,269.6**	**19.8%**	**22.5%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Quarter Ended 9/30/2020	Components of Change			Quarter Ended 9/30/2021	Change	
Net Revenue Change - As previously reported	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
IAN	$ 1,685.5	$ 18.5	$ (3.6)	$ 242.3	$ 1,942.7	14.4%	15.3%
DXTRA	269.1	3.9	(4.0)	50.0	319.0	18.6%	18.5%
IPG Total	**$ 1,954.6**	**$ 22.4**	**$ (7.6)**	**$ 292.3**	**$ 2,261.7**	**15.0%**	**15.7%**

	Quarter Ended 9/30/2020	Components of Change			Quarter Ended 9/30/2021	Change	
Net Revenue Change - As recast	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Media, Data & Engagement Solutions	$ 838.9	$ 7.5	$ (0.1)	$ 133.7	$ 980.0	15.9%	16.8%
Integrated Advertising & Creativity Led Solutions	836.8	11.3	(3.5)	106.9	951.5	12.8%	13.7%
Specialized Communications & Experiential Solutions	278.9	3.6	(4.0)	51.7	330.2	18.5%	18.4%
IPG Total [(1)]	**$ 1,954.6**	**$ 22.4**	**$ (7.6)**	**$ 292.3**	**$ 2,261.7**	**15.0%**	**15.7%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Quarter Ended 12/31/2020	Components of Change			Quarter Ended 12/31/2021	Change	
Net Revenue Change - As previously reported	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
IAN	$ 1,985.7	$ 4.2	$ (3.4)	$ 222.0	$ 2,208.5	11.2%	11.2%
DXTRA	298.7	1.2	(4.5)	45.0	340.4	15.1%	14.0%
IPG Total	**$ 2,284.4**	**$ 5.4**	**$ (7.9)**	**$ 267.0**	**$ 2,548.9**	**11.7%**	**11.6%**

	Quarter Ended 12/31/2020	Components of Change			Quarter Ended 12/31/2021	Change	
Net Revenue Change - As recast	Net Revenue	Foreign Currency	Net Acquisitions/ Divestitures	Organic	Net Revenue	Organic	Total
Media, Data & Engagement Solutions	$ 1,033.7	$ 1.9	$ -	$ 122.9	$ 1,158.5	11.9%	12.1%
Integrated Advertising & Creativity Led Solutions	939.5	2.3	(3.4)	96.8	1,035.2	10.3%	10.2%
Specialized Communications & Experiential Solutions	311.2	1.2	(4.5)	47.3	355.2	15.2%	14.1%
IPG Total [1]	**$ 2,284.4**	**$ 5.4**	**$ (7.9)**	**$ 267.0**	**$ 2,548.9**	**11.7%**	**11.6%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

Net Revenue Change - As previously reported	Year Ended 12/31/2020 Net Revenue	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ Divestitures	Components of Change: Organic	Year Ended 12/31/2021 Net Revenue	Change: Organic	Change: Total
IAN	$ 6,921.4	$ 94.1	$ (18.1)	$ 842.4	$ 7,839.8	12.2%	13.3%
DXTRA	1,143.1	21.1	(16.8)	120.7	1,268.1	10.6%	10.9%
IPG Total	**$ 8,064.5**	**$ 115.2**	**$ (34.9)**	**$ 963.1**	**$ 9,107.9**	**11.9%**	**12.9%**

Net Revenue Change - As recast	Year Ended 12/31/2020 Net Revenue	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ Divestitures	Components of Change: Organic	Year Ended 12/31/2021 Net Revenue	Change: Organic	Change: Total
Media, Data & Engagement Solutions	$ 3,451.2	$ 49.2	$ (0.1)	$ 473.3	$ 3,973.6	13.7%	15.1%
Integrated Advertising & Creativity Led Solutions	3,429.5	46.3	(17.7)	368.0	3,826.1	10.7%	11.6%
Specialized Communications & Experiential Solutions	1,183.8	19.7	(17.1)	121.8	1,308.2	10.3%	10.5%
IPG Total (1)	**$ 8,064.5**	**$ 115.2**	**$ (34.9)**	**$ 963.1**	**$ 9,107.9**	**11.9%**	**12.9%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Year Ended 12/31/2019	Components of Change			Year Ended 12/31/2020	Change	
	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Net Revenue Change - As previously reported							
IAN	$ 7,328.8	$ (66.9)	$ (73.3)	$ (267.2)	$ 6,921.4	(3.6%)	(5.6%)
DXTRA	1,296.3	(1.6)	(5.8)	(145.8)	1,143.1	(11.2%)	(11.8%)
IPG Total	**$ 8,625.1**	**$ (68.5)**	**$ (79.1)**	**$ (413.0)**	**$ 8,064.5**	**(4.8%)**	**(6.5%)**

	Year Ended 12/31/2019	Components of Change			Year Ended 12/31/2020	Change	
	Net Revenue	Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Net Revenue	Organic	Total
Net Revenue Change - As recast							
Media, Data & Engagement Solutions	$ 3,685.5	$ (33.5)	$ -	$ (200.8)	$ 3,451.2	(5.4%)	(6.4%)
Integrated Advertisting & Creativity Led Solutions	3,568.7	(32.5)	(72.8)	(33.9)	3,429.5	(0.9%)	(3.9%)
Specialized Communications & Experiential Solutions	1,370.9	(2.5)	(6.3)	(178.3)	1,183.8	(13.0%)	(13.6%)
IPG Total [(1)]	**$ 8,625.1**	**$ (68.5)**	**$ (79.1)**	**$ (413.0)**	**$ 8,064.5**	**(4.8%)**	**(6.5%)**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Net Revenue Change (Unaudited)
(Dollars in Millions)

	Year Ended 12/31/2018	Components of Change			Year Ended 12/31/2019	Change	
Net Revenue Change - As previously reported	**Net Revenue**	**Foreign Currency**	**Net Acquisitions/ (Divestitures)**	**Organic**	**Net Revenue**	**Organic**	**Total**
IAN	$ 6,720.9	$ (124.5)	$ 465.5	$ 266.9	$ 7,328.8	4.0%	9.0%
DXTRA	1,310.7	(18.6)	2.3	1.9	1,296.3	0.1%	(1.1%)
IPG Total	**$ 8,031.6**	**$ (143.1)**	**$ 467.8**	**$ 268.8**	**$ 8,625.1**	**3.3%**	**7.4%**

	Year Ended 12/31/2018	Components of Change			Year Ended 12/31/2019	Change	
Net Revenue Change - As recast	**Net Revenue**	**Foreign Currency**	**Net Acquisitions/ (Divestitures)**	**Organic**	**Net Revenue**	**Organic**	**Total**
Media, Data & Engagement Solutions	$ 3,042.7	$ (67.2)	$ 531.0	$ 179.0	$ 3,685.5	5.9%	21.1%
Integrated Advertisting & Creativity Led Solutions	3,597.3	(58.1)	(67.2)	96.7	3,568.7	2.7%	(0.8%)
Specialized Communications & Experiential Solutions	1,391.6	(17.8)	4.0	(6.9)	1,370.9	(0.5%)	(1.5%)
IPG Total [(1)]	**$ 8,031.6**	**$ (143.1)**	**$ 467.8**	**$ 268.8**	**$ 8,625.1**	**3.3%**	**7.4%**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Segment Realignment - Segment EBITA (Unaudited)
(Dollars in Millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Segment EBITA - As previously reported						
IAN	$ 254.3	$ 382.9	$ 352.0	$ 476.1	$ 1,465.3	$ 699.1
DXTRA	40.4	54.7	53.3	38.1	186.5	56.5
Corporate and Other	(30.1)	(31.6)	(32.3)	(35.4)	(129.4)	(81.3)
Total IPG Adjusted EBITA [1]	**$ 264.6**	**$ 406.0**	**$ 373.0**	**$ 478.8**	**$ 1,522.4**	**$ 674.3**

(1) Adjusted EBITA is a financial measure that is not defined by U.S. GAAP. Refer to Non-GAAP reconciliation for details of Adjusted EBITA calculation.

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Segment EBITA - As recast						
Media, Data & Engagement Solutions	$ 135.8	$ 201.6	$ 198.5	$ 282.1	$ 818.0	$ 385.7
Integrated Advertisting & Creativity Led Solutions	118.1	183.1	152.9	192.1	646.2	329.2
Specialized Communications & Experiential Solutions	40.8	52.9	53.9	40.0	187.6	40.7
Corporate and Other [1]	(30.1)	(31.6)	(32.3)	(35.4)	(129.4)	(81.3)
Total IPG Adjusted EBITA [1][2]	**$ 264.6**	**$ 406.0**	**$ 373.0**	**$ 478.8**	**$ 1,522.4**	**$ 674.3**

(1) Amounts were not impacted by changes in our reportable segments.
(2) Adjusted EBITA is a financial measure that is not defined by U.S. GAAP. Refer to Non-GAAP reconciliation for details of Adjusted EBITA calculation.

The Interpublic Group of Companies, Inc.
Segment Realignment - Segment EBITA Margin on Net Revenue (Unaudited)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Segment EBITA Margin on Net Revenue - As previously reported						
IAN	14.7%	19.6%	18.1%	21.6%	18.7%	10.1%
DXTRA	13.8%	17.4%	16.7%	11.2%	14.7%	4.9%
Total IPG Adjusted EBITA Margin on Net Revenue [1]	**13.0%**	**17.9%**	**16.5%**	**18.8%**	**16.7%**	**8.4%**

(1) Adjusted EBITA is a financial measure that is not defined by U.S. GAAP. Refer to Non-GAAP reconciliation for details of Adjusted EBITA calculation.

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Segment EBITA Margin on Net Revenue - As recast						
Media, Data & Engagement Solutions	16.0%	20.5%	20.3%	24.4%	20.6%	11.2%
Integrated Advertisting & Creativity Led Solutions	13.5%	19.0%	16.1%	18.6%	16.9%	9.6%
Specialized Communications & Experiential Solutions	13.5%	16.5%	16.3%	11.3%	14.3%	3.4%
Total IPG Adjusted EBITA Margin on Net Revenue [1][2]	**13.0%**	**17.9%**	**16.5%**	**18.8%**	**16.7%**	**8.4%**

(1) Amounts were not impacted by changes in our reportable segments.
(2) Adjusted EBITA is a financial measure that is not defined by U.S. GAAP. Refer to Non-GAAP reconciliation for details of Adjusted EBITA calculation.

The Interpublic Group of Companies, Inc.
Segment Realignment - Restructuring Charges (Unaudited)
(Dollars in Millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Restructuring Charges - As previously reported						
IAN	$ 0.5	$ -	$ (0.6)	$ 3.1	$ 3.0	$ 317.9
DXTRA	0.8	(0.3)	(0.6)	9.8	9.7	78.8
Corporate and Other	-	0.1	(2.3)	0.1	(2.1)	17.1
Total IPG Restructuring Charges	**$ 1.3**	**$ (0.2)**	**$ (3.5)**	**$ 13.0**	**$ 10.6**	**$ 413.8**
Restructuring Charges - As recast						
Media, Data & Engagement Solutions	$ -	$ 0.2	$ (0.4)	$ 0.3	$ 0.1	$ 159.9
Integrated Advertisting & Creativity Led Solutions	0.4	(0.4)	(0.2)	2.8	2.6	148.1
Specialized Communications & Experiential Solutions	0.9	(0.1)	(0.6)	9.8	10.0	88.7
Corporate and Other [(1)]	-	0.1	(2.3)	0.1	(2.1)	17.1
Total IPG Restructuring Charges [(1)]	**$ 1.3**	**$ (0.2)**	**$ (3.5)**	**$ 13.0**	**$ 10.6**	**$ 413.8**

(1) Amounts were not impacted by changes in our reportable segments.

The Interpublic Group of Companies, Inc.
Non-GAAP Reconciliation - Adjusted Results (Unaudited)
(Dollars in Millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	FY 2020
Non-GAAP Reconciliation - As previously reported						
Net Revenue	**$ 2,027.7**	**$ 2,269.6**	**$ 2,261.7**	**$ 2,548.9**	**$ 9,107.9**	**$ 8,064.5**
Adjusted EBITA Reconciliation:						
Net Income Available to IPG Common Stockholders	**$ 91.7**	**$ 263.3**	**$ 239.9**	**$ 357.9**	**$ 952.8**	**$ 351.1**
Add back:						
Provision for Income Taxes	23.8	86.7	73.9	67.4	251.8	8.0
Subtract:						
Total (expenses) and other income	(126.6)	(30.3)	(33.2)	(24.0)	(214.1)	(227.1)
Equity in net (loss) income of unconsolidated affiliates	(0.2)	0.4	0.2	2.1	2.5	0.9
Net income attributable to noncontrolling interests	(0.7)	(4.5)	(4.7)	(10.1)	(20.0)	(3.1)
Operating Income	243.0	384.4	351.5	457.3	1,436.2	588.4
Add back:						
Amortization of acquired intangibles	21.6	21.6	21.5	21.5	86.2	85.9
Total IPG Adjusted EBITA (1)	**$ 264.6**	**$ 406.0**	**$ 373.0**	**$ 478.8**	**$ 1,522.4**	**$ 674.3**
Adjusted EBITA Margin on Net Revenue	*13.0%*	*17.9%*	*16.5%*	*18.8%*	*16.7%*	*8.4%*
Restructuring Charges	1.3	(0.2)	(3.5)	13.0	10.6	413.8
Adjusted EBITA before Restructuring Charges (1)	**$ 265.9**	**$ 405.8**	**$ 369.5**	**$ 491.8**	**$ 1,533.0**	**$ 1,088.1**
Adjusted EBITA before Restructuring Charges on Net Revenue	*13.1%*	*17.9%*	*16.3%*	*19.3%*	*16.8%*	*13.5%*

(1) Adjusted EBITA and Adjusted EBITA before restructuring Charges are financial measures that are not defined by U.S. GAAP. Adjusted EBITA is calculated as net income available to IPG common stockholders before provision for income taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, net income attributable to noncontrolling interests and amortization of acquired intangibles. Adjusted EBITA before restructuring charges is calculated as Adjusted EBITA, as defined previously, before restructuring changes.